UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2016

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 11, 2016, Walter Investment Management Corp., a Maryland corporation (the “Company”), entered into an Amended and Restated Section 382 Rights Agreement (as the same may be amended from time to time, the “Amended Rights Agreement”) with Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”), which amends and restates the Rights Agreement between the Company and the Rights Agent dated as of June 29, 2015, as amended by Amendment No. 1, dated as of November 16, 2015, Amendment No. 2, dated as of November 22, 2015, and Amendment No. 3, dated as of June 28, 2016. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Amended Rights Agreement.

The Board of Directors of the Company (the “Board of Directors”) has previously authorized, and the Company declared, a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”). Each Right entitles the registered holder thereof to purchase from the Company, upon the terms and subject to the conditions set forth in the Amended Rights Agreement, one one-thousandth of a fully paid non-assessable share of Junior Participating Preferred Stock, par value $0.01 per share (the “Junior Preferred Stock”), of the Company at a price of $74.16 (as the same may be adjusted, the “Purchase Price”). The description and terms of the Rights are set forth in the Amended Rights Agreement.

The Amended Rights Agreement is intended to help protect the Company’s “built-in tax losses” and certain other tax benefits by acting as a deterrent to any Person (other than an Exempted Entity (as defined below) or any Grandfathered Person (as defined below)) from becoming or obtaining the right to become a Person who, together with all Affiliates and Associates of such Person, is the beneficial owner (including securities such Person is deemed to constructively own pursuant to applicable Internal Revenue Service regulations) of 4.99% or more of the shares of Common Stock or any other class of Company 382 Securities (as defined below) then outstanding (each such Person, a “Threshold Holder”), without the approval of the Board of Directors.

Until the close of business on the earlier of (i) the tenth day after the first date of a public announcement that a Person (other than an Exempted Entity or Grandfathered Person (as defined below)) or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other (an “Acquiring Person”) has become a Threshold Holder or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer, the consummation of which would result in any Person (other than an Exempted Entity) or group of Affiliated Persons or Associated Persons or Persons Acting in Concert becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”), the Rights will be represented by the balances indicated in the book-entry account system of the transfer agent for the Common Stock registered in the names of the holders of the Common Stock.

“Approved Acquisition” means (i) any acquisition of Company 382 Securities that would cause a Person to qualify as a Threshold Holder and that is approved in advance by the Board of Directors, or (ii) a conversion (or other exchange) of Company 382 Securities for other Company 382 Securities where such conversion (or other exchange) does not increase the beneficial ownership in the Company by any Person for purposes of Section 382 of the Internal Revenue Code of 1986, as amended.

“Company 382 Securities” means the Common Stock of the Company and any other interest that would be treated as “stock” of the Company for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (including pursuant to Treasury Regulation Section 1.382-2T(f)(18)).

“Exempted Entity” means (1) the Company, (2) any Subsidiary of the Company (in the case of subclauses (1) and (2) including, without limitation, in its fiduciary capacity), (3) any employee benefit plan or compensation arrangement of the Company or of any Subsidiary of the Company, (4) any entity or trustee holding, or acting in a fiduciary capacity in respect of, Company 382 Securities to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or for the purpose of funding any such employee benefit plan or compensation arrangement, (5) any Person (together with its Affiliates and Associates) Beneficially Owning less than 20% of the Common Stock of the Company whose status as a Threshold Holder will, in the sole judgment of the Board of Directors, not jeopardize or endanger the availability to the Company of its Tax Benefits to be used to offset its taxable income in such year or future years (but in the case of any Person determined by the Board of Directors to be an Exempted Entity pursuant to this subparagraph (5) only for so long as such Person’s status as a Threshold Holder continues not to jeopardize or endanger the availability of such Tax Benefits, as determined by the Board of Directors in its good faith discretion), or (6) any Person who or which would qualify as a Threshold Holder as a result of an Approved Acquisition and, to the extent approved by the Board of Directors, any Person who or which acquires Company 382 Securities from any such Person.

“Grandfathered Person” means any Person who or which, together with all Affiliates and Associates of such Person, was as of the date of the Amended Rights Agreement, the Beneficial Owner of 4.99% or more of the Company 382 Securities outstanding on such date, unless and until such time as such Person, together with all Affiliates and Associates of such Person, after the date of the Amended Rights Agreement acquires beneficial ownership of additional shares or other interests in Company 382 Securities. Any Grandfathered Person who, together with all of its Affiliates and Associates, subsequently becomes the beneficial owner of less than 4.99% of the Company 382 Securities shall cease to be a Grandfathered Person.

The Amended Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), the transfer of any shares of Common Stock outstanding as of the Record Date, even without a notation incorporating the Amended Rights Agreement by reference or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock as represented by the balances indicated in the book-entry account system of the transfer agent for Common Stock registered in the names of holders of Common Stock. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire at the earliest of (i) the close of business on November 11, 2017, (ii) the repeal of Section 382 or any successor statute if the Board of Directors determines that the Amended Rights Agreement is no longer necessary for the preservation of tax benefits or (iii) the beginning of a taxable year of the Company to which the Board of Directors determines that no tax benefits may be carried forward, subject to (x) the extension of the Amended Rights Agreement by the Board of Directors by the amendment of the Amended Rights Agreement or (y) the redemption or exchange of the Rights by the Company, as described below.

The Purchase Price payable, and the number of shares of Junior Preferred Stock or other securities or property issuable, upon exercise of the Rights and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Stock, (ii) upon the grant to holders of the Junior Preferred Stock of certain rights or warrants to subscribe for or purchase Junior Preferred Stock at a price, or securities convertible into Junior Preferred Stock with a conversion price, less than the then-current market price of the Junior Preferred Stock or (iii) upon the distribution to holders of the Junior Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Junior Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Junior Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Junior Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of a liquidation, dissolution or winding up of the Company, the holders of the Junior Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1,000 times the payment made per share of Common Stock. In general, each share of Junior Preferred Stock will vote together with the Common Stock and any other class or series of capital stock of the Company entitled to vote, on all matters submitted to a vote of the stockholders of the Company. Each share of Junior Preferred Stock will have 1,000 votes on all matters upon which the holders of Common Stock are entitled to vote. The holders of the Junior Preferred Stock, voting as a separate class, shall be entitled to elect two directors if dividends on the Junior Preferred Stock are in arrears in an amount equal to six quarterly dividends thereon; provided, further, that such directors shall hold office until the next annual meeting of stockholders of the Company and until their successors are elected and qualify or until the next arrearage is fully repaid. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Junior Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Junior Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Junior Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

If any Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other becomes an Acquiring Person, each holder of a Right, other than Rights that have become void (as described below), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price in accordance with the Amended Rights Agreement and in lieu of one one-thousandth of a share of Junior Preferred Stock, that number of shares of Common Stock having a market value of two times the Purchase Price. Notwithstanding the foregoing, following the time any Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other becomes an Acquiring Person, all Rights that are, or under certain circumstances specified in the Amended Rights Agreement were, beneficially owned by any Acquiring Person will be null and void.

If, after a Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights that have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock and/or other securities or property of the Person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

At any time after any Person or group of Affiliated Persons or Associated Persons or Persons Acting in Concert with each other becomes an Acquiring Person and prior to the acquisition by such Acquiring Person of beneficial ownership of shares of Common Stock having 50% or more of the total voting power of all shares of Common Stock then outstanding or the occurrence of an event described in the prior paragraph, the Board of Directors may exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Junior Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Junior Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Junior Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Junior Preferred Stock on the last Trading Day prior to the date of exercise.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Board of Directors may, except with respect to a decrease in the Redemption Price, amend the Amended Rights Agreement in any manner. After the Rights are no longer redeemable, the Board of Directors may, except with respect to a decrease in the Redemption Price, amend the Amended Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person or a holder whose Rights have become void).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Amended Rights Agreement is filed with the Securities and Exchange Commission as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary description of the Amended Rights Agreement and the Rights, including the terms of the Articles Supplementary for the Junior Preferred Stock, are available free of charge from the Company. This summary description of the Rights and the Junior Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Rights Agreement and the Articles Supplementary, as the same may be amended from time to time, which are hereby incorporated by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference into this Item 3.03.

Item 7.01.	Regulation FD Disclosure.

On November 11, 2016, the Company issued a press release announcing the declaration of the dividend of Rights and the adoption of the Amended Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Amended and Restated Section 382 Rights Agreement, dated as of November 11, 2016, between Walter Investment Management Corp. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Articles Supplementary for the Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights as Exhibit C.

99.1	Press Release of Walter Investment Management Corp. issued on November 11, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

DATED: November 15, 2016	By:	/s/ Jonathan F. Pedersen
Jonathan F. Pedersen
Chief Legal Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amended and Restated Section 382 Rights Agreement, dated as of November 11, 2016, between Walter Investment Management Corp. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Articles Supplementary for the Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights as Exhibit C.

99.1	Press Release of Walter Investment Management Corp. issued on November 11, 2016.